Equitable
Accumulator(degree)
Combination variable and fixed deferred annuity
Enrollment Form under Group Annuity Contract No. AC6725 (Non-Qualified), No. AC6727 (Qualified) and Application for Individual Contract

MAILING INSTRUCTIONS:
EXPRESS MAIL: Equitable Accumulator
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014, Secaucus, NJ 07094
REGULAR MAIL: Equitable Accumulator
P.O. Box 13014, Newark, NJ 07188-0014

[EQUITABLE LOGO]

AXA ADVISORS
FOR ASSISTANCE CALL 888-517-9900

         MUST COMPLETE ALL SECTIONS AND OPTIONAL SECTIONS, IF ELECTED.
                            PLEASE PRINT THROUGHOUT.
--------------------------------------------------------------------------------
1. Type of contract
[] Non-Qualified (NQ)
[] Rollover IRA
[] Flexible Premium IRA
[] Roth Conversion IRA
[] Flexible Premium Roth IRA
[] Qualified Plan-Defined Contribution (DC)
[] ERISA Tax-Sheltered Annuity(Rollover TSA)
[] Non-ERISA Tax-Sheltered Annuity (Rollover TSA)

ALL OF THE ABOVE ARE SUBJECT TO STATE AVAILABILITY.




--------------------------------------------------------------------------------
2. Owner PLEASE PRINT

[] Individual                     [] Qualified Plan Trustee - DC
[] Trustee (for an Individual)
[] UGMA/UTMA*
                                  [] Male [] Female

---------------------------------------------------------------------
Name (First, Middle, Last)

---------------------------------------------------------------------
Address (Street)

---------------------------------------------------------------------
City                                 State              ZIP Code

---------------------------------------------------------------------
Home Phone                      Office Phone

---------------------------------------------------------------------
  Social Security No./TIN           Date of Birth (M/D/Y)

*As a Custodian under the _______ (state) Uniform Gifts to Minors Act (UGMA) or
 Uniform Transfer to Minors Act (UTMA).

See instructions for additional information.

--------------------------------------------------------------------------------
OPTIONAL 3. Joint owner       PLEASE PRINT

(NQ CERTIFICATES/CONTRACTS ONLY.)

                                  [] Male [] Female

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Address (Street)
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City                                 State              ZIP Code
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Home Phone                           Office Phone
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Social Security No.                  (Date of Birth (M/D/Y)

--------------------------------------------------------------------------------
OPTIONAL 4. Successor owner PLEASE PRINT
(NQ CERTIFICATES/CONTRACTS ONLY.) AVAILABLE ONLY IF OWNER AND
ANNUITANT ARE DIFFERENT PERSONS.

                                  [] Male [] Female

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Address (Street)
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City                                 State              ZIP Code
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Social Security No.                  (Date of Birth (M/D/Y)

--------------------------------------------------------------------------------
5. Annuitant PLEASE PRINT
If other than owner.              [] Male [] Female

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Address (Street)
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City                                 State              ZIP Code
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Social Security No.                  (Date of Birth (M/D/Y)
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relationship to Owner

--------------------------------------------------------------------------------
6. Beneficiary(ies) PLEASE PRINT
If more than one - indicate %. Total must equal 100%. If additional space is needed, please use Section 15.

PRIMARY

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relationship to Annuitant            %
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relationship to Annuitant            %

CONTINGENT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relationship to Annuitant            %
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relationship to Annuitant            %

--------------------------------------------------------------------------------
2002 App 01                 E3795           The Equitable Life Assurance Society
                                                            of the United States
                             AXA                        New 4/1 Series (01/2002)

         MUST COMPLETE ALL SECTIONS AND OPTIONAL SECTIONS, IF ELECTED.
                            PLEASE PRINT THROUGHOUT.


---------------------------------------------------------------------
7. Initial contribution REFER TO INSTRUCTIONS FOR MINIMUM
                        AMOUNTS.
SPECIFY AMOUNT $______________
EXPECTED FIRST YEAR CONTRIBUTION* $__________________
* NOTE: Amount entered determines crediting rate (See "Agreement" Section 16.)

---------------------------------------------------------------------
8. Method of payment PLEASE REFER TO INSTRUCTIONS BEFORE
                      COMPLETING

  NON-QUALIFIED:                             QUALIFIED PLAN:
[] Check payable to Equitable Life           [] Check payable to Equitable Life
[] Wire                                      [] Wire
[] 1035 Exchange

ROLLOVER AND FLEXIBLE PREMIUM IRA:
[] Rollover from traditional IRA
[] Direct rollover from qualified plan or TSA
[] Direct transfer from other traditional IRA
[] Rollover from governmental EDC plan

  FLEXIBLE PREMIUM IRA ONLY:                   Tax year
  [] Check payable to Equitable Life                   --------------
  [] Wire

ROTH CONVERSION AND FLEXIBLE PREMIUM ROTH IRA:
[] Conversion rollover from traditional IRA
[] Direct transfer from other Roth IRA
[] Rollover from Roth IRA

  FLEXIBLE PREMIUM ROTH IRA ONLY:              Tax year
  [] Check payable to Equitable Life                   --------------
  [] Wire

ROLLOVER TSA:
[] Direct 90-24 transfer from another carrier
[] Rollover by check
[] Direct transfer from other carrier
[] Rollover from governmental EDC plan
---------------------------------------------------------------------
9. Guaranteed benefit election
THE ELECTIONS MADE IN THIS SECTION CANNOT BE CHANGED AFTER THE CONTRACT HAS BEEN ISSUED PLEASE REVIEW THE CHOICES IN A, B AND C BELOW CAREFULLY
  OPTIONAL A. GUARANTEED MINIMUM DEATH BENEFIT (GMDB)
              [] Annual Ratchet to age 85; or
              [] 6% roll-up to age 85*; or
              [] Greater of 6% roll-up to age 85* or Annual Ratchet
                 to age 85
  OPTIONAL B. LIVING BENEFIT RIDER
              [] 6% roll-up to age 85*; or
              [] Greater of 6% roll-up to age 85* or Annual Ratchet
                 to age 85
  OPTIONAL C. PROTECTION PLUS DEATH BENEFIT RIDER**
              [] Yes, I wish to elect the Protection Plus Death
                 Benefit Rider.
[] I DECLINE ALL OPTIONAL FEATURES OF THIS SECTION AND ACCEPT THE
   STANDARD GMDB, WHICH IS A RETURN OF PREMIUM LESS WITHDRAWAL.

See prospectus for additional information and details.
*  Certain investment options will only provide a 3%roll-up to age 85.
** Subject to state and contract availability.
---------------------------------------------------------------------
10. Suitability Please Print
A.  Did you receive the Equitable Accumulator prospectus? [] YES     [] NO
    Date of prospectus
                       ----------------------------------------------
    Date of any supplement(s) to prospectus
                                            -------------------------
    In the case of IRAs, Qualified Plans and TSAs that provide tax deferral under the Internal Revenue Code, by signing this enrollment form/ application you acknowledge that you are buying the certificate/contract for its features and benefits other than tax deferral, as the tax deferral feature of the certificate/contract does not provide additional benefits.

B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the certificate/contract applied for will be issued?

                                                          [] YES     [] NO
    If Yes, complete the following:

    -----------------------------------------------------------------
    Year Issued                         Type of Plan

    -----------------------------------------------------------------
    Company                             Certificate/Contract Number

    -----------------------------------------------------------------

C.  Are you applying for this certificate/contract in a state other than your
    state of residence?                                   [] YES     [] NO
    If YES, please provide reason:
                                   ----------------------------------
    -----------------------------------------------------------------

D.  1. Do you have any other existing life insurance or annuities?
                                                          [] YES     [] NO

    2. Have you purchased another Equitable annuity contract in the last year?

                                                          [] YES     [] NO

    If YES, provide the:

    -----------------------------------------------------------------
    Name of Equitable product        Contract Number

E.  Customer information as required by the NASD

1.  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
    Employer's Name (First, Middle, Last)
    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
    Address (Street)
    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
    City, State, Zip Code

2.  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
    Owner's Occupation
    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|             |_|_|_|_|_|_|_|_|_|_|
3.  Estimated Annual Family Income              Estimated Net Worth
4.  Investment Objective
    [] Income                   [] Income & Growth              [] Growth
    [] Aggressive Growth        [] Safety of Principal

5.  Is owner or annuitant associated with or member of the NASD?
    employed by a
                                                          [] YES     [] NO

    If YES, affiliation:
                         --------------------------------------------
6.  MARITAL STATUS:
    [] Single      [] Married      [] Widowed      [] Divorced
7.  NUMBER OF DEPENDENTS:
                         --------------------------------------------
8.  FEDERAL TAX BRACKET:                                      %
                         --------------------------------------------
9.  PURPOSE OF INVESTMENT:
10. INVESTMENT TIME HORIZON:
    [] Less than 3 years       [] 3-7 years    [] 7-9 years     [] Greater than
                                                                    9 Years
     (Length of time contract is expected to remain in force)
11. RISK TOLERANCE Choose only one:
    [] Conservative        [] Conservative/Moderate [] Moderate
    [] Moderate/Aggressive [] Aggressive
    The selected investment options should be the stated consistent with Investment Objective and Risk Tolerance.
12. Do you believe this purchase/transaction with your is in accordance
    investment objectives?                                [] YES [] NO
13. INVESTMENT/ASSETS Prior to investment:
     Cash (include checking, savings, money market)     $ ______________
     Certificate of Deposit (CDs)                       $ ______________
     Bonds                                              $ ______________
     Annuities                                          $ ______________
     Mutual Funds        Income                         $ ______________
                         Growth                         $ ______________
                         Aggressive                     $ ______________
                         Other                          $ ______________
                         Total                          $ ______________
                                                        $ ______________
     Stocks                                             $ ______________
     Other                                              $ ______________
                         Grand Total                    $ ______________
14. HAS CLIENT PURCHASED A FINANCIAL PLAN FROM AXA ADVISORS, LLC?
    [] Yes:     Plan #                  [] No
                      --------------
I5. SOURCE OF FUNDS FOR THIS PURCHASE:
    (If more than one box is checked, percentage of provide breakdown.)
    [] Cash      % [] Existing Investment*         %
           ------                         --------  -----------------
    [] Borrowing (source)*             %
                          ------------- -----------------------------
    *Identify Source (i.e., death benefit, custodial account redemption)


--------------------------------------------------------------------------------
2002 App 01                                                  Accumulator page 2
                                                        New 4/1 Series (01/2002)

         MUST COMPLETE ALL SECTIONS AND OPTIONAL SECTIONS, IF ELECTED.
                            PLEASE PRINT THROUGHOUT.

11. Allocation among investment options

CHOOSE A, B OR C. ALLOCATION AMOUNTS MUST BE IN WHOLE PERCENTAGES. PLEASE REFER TO ENROLLMENT FORM/APPLICATION INSTRUCTIONS BEFORE COMPLETING.
---------------------------------------------------------------------

A.  [] IMMEDIATE SELF-DIRECTED ALLOCATION
    Allocate initial contribution between "(1) Fixed Maturity Options," "(2) Guaranteed Interest Account," and "(3) Variable Investment Options" using the "Immediate Allocation to Investment Options" column.
---------------------------------------------------------------------
B.  [] PRINCIPAL ASSURANCE:

    1. Under Principal Assurance, an amount is allocated to a fixed maturity option so that its maturity value will equal your initial contribution in the number of years below.

          [] 7 years [] 8 years [] 9 years [] 10 years

    2. Allocate the remaining portion of your initial contribution to "(2) Guaranteed Interest Account" and "(3) Variable Investment Options" using the "Immediate Allocation to Investment Options" column.
---------------------------------------------------------------------

C. DOLLAR COST AVERAGING (BOTH PROGRAMS SUBJECT TO STATE AVAILABILITY) CHOOSE EITHER SPECIAL DOLLAR COST AVERAGING OR GENERAL DOLLAR COST AVERAGING. YOU MAY NOT CHOOSE BOTH.
    [] SPECIAL DOLLAR COST AVERAGING
       CHOOSE TIME PERIOD: [] 3 months  [] 6 months or  [] 12 months
       SPECIFY INITIAL CONTRIBUTION AMOUNT TO BE ALLOCATED TO THE
       ACCOUNT FOR
       SPECIAL DOLLAR COST AVERAGING:
       [] 100% OR $ ($2,000 MINIMUM)
       If not allocating entire initial contribution to Special Dollar Cost Averaging, allocate the remaining portion according to the directions above in "A. Immediate Self-Directed Allocation." Use "Special Dollar Cost Averaging Allocation" column for amounts transferred under the Special Dollar Cost Averaging program.
     [] GENERAL DOLLAR COST AVERAGING
        You must have a minimum account value of $5,000 in the (CHOOSE ONE):
       [] EQ/Alliance Money Market option; or the
       [] Guaranteed Interest Account.
     A. TRANSFER AMOUNT (minimum of $250) $_____
        [] Per Month [] Per Quarter [] Per Year
     B. VARIABLE INVESTMENT OPTIONS
        _______________________________________  $_________
        _______________________________________  $_________
        _______________________________________  $_________
        _______________________________________  $_________
        _______________________________________  $_________
                                           TOTAL $_________

Total must equal transfer amount in A above. If additional space is needed, please use Section 15.
---------------------------------------------------------------------
(1) FIXED MATURITY OPTIONS
    (ONLY AVAILABLE IF THE RATE TO MATURITY IS MORE THAN 3%.)


                                                                    IMMEDIATE
                                                                  ALLOCATION TO
                                                                    INVESTMENT
                                                                     OPTIONS
                                                                     -------
MATURITY DATE
-------------

  (503) 1 year after initial contribution date   ................... ________ %
  (504) 2 years after initial contribution date  ................... ________ %
  (505) 3 years after initial contribution date  ................... ________ %
  (506) 4 years after initial contribution date  ................... ________ %
  (507) 5 years after initial contribution date  ................... ________ %
  (508) 6 years after initial contribution date  ................... ________ %
  (509) 7 years after initial contribution date  ................... ________ %
  (510) 8 years after initial contribution date  ................... ________ %
  (511) 9 years after initial contribution date  ................... ________ %
  (512) 10 years after initial contribution date ................... ________ %
                                                         SUBTOTAL (1)________ %
---------------------------------------------------------------------
(2) GUARANTEED INTEREST ACCOUNT ................. .................. ________ %
                                                         SUBTOTAL (2)________ %
---------------------------------------------------------------------
(3) VARIABLE INVESTMENT OPTIONS
                                        IMMEDIATE           SPECIAL
                                      ALLOCATION TO      DOLLAR COST
                                       INVESTMENT          AVERAGING
                                         OPTIONS          ALLOCATION
---------------------------------------------------------------------
--------------------------------------------------------------------------------
FIXED INCOME
--------------------------------------------------------------------------------
EQ/Alliance Money Market .............   _______%   (711)   _______%
EQ/Alliance Intermediate Gov't.
  Securities .........................   _______%   (712)   _______%
AXA Premier VIP Core Bond+ ...........   _______%   (372)   _______%
EQ/J.P. Morgan Core Bond .............   _______%   (481)   _______%
EQ/Alliance Quality Bond .............   _______%   (479)   _______%
EQ/Alliance High Yield ...............   _______%   (714)   _______%
--------------------------------------------------------------------------------
BALANCED
--------------------------------------------------------------------------------
EQ/Balanced ..........................   _______%   (867)   _______%
EQ/Alliance Growth Investors .........   _______%   (706)   _______%
--------------------------------------------------------------------------------
DOMESTIC EQUITY
LARGE COMPANY STOCKS
VALUE
--------------------------------------------------------------------------------
AXA Premier VIP Large Cap Value+ .....   _______%   (377)   _______%
EQ/Putnam Growth & Income Value ......   _______%   (720)   _______%
EQ/Bernstein Diversified Value .......   _______%   (875)   _______%
EQ/Mercury Basic Value Equity ........   _______%   (724)   _______%
EQ/Alliance Growth and Income ........   _______%   (707)   _______%
--------------------------------------------------------------------------------
DOMESTIC EQUITY
LARGE COMPANY STOCKS
VALUE GROWTH
--------------------------------------------------------------------------------
EQ/Equity 500 Index ..................   _______%   (716)   _______%
AXA Premier VIP Large Cap Core Equity+   _______%   (375)   _______%
EQ/MFS Investors Trust ...............   _______%   (732)   _______%
EQ/AXP New Dimensions ................   _______%   (800)   _______%
EQ/MFS Research ......................   _______%   (722)   _______%
EQ/Capital Guardian Research .........   _______%   (734)   _______%
EQ/Capital Guardian U.S. Equity ......   _______%   (735)   _______%
EQ/Calvert Socially Responsible+ .....   _______%   (031)   _______%
EQ/Alliance Common Stock .............   _______%   (708)   _______%
--------------------------------------------------------------------------------
DOMESTIC EQUITY
LARGE COMPANY STOCKS
GROWTH
--------------------------------------------------------------------------------
AXA Premier VIP Large Cap Growth+ ....   _______%   (376)   _______%
EQ/Putnam Investors Growth ...........   _______%   (484)   _______%
EQ/Alliance Premier Growth ...........   _______%   (733)   _______%
EQ/Evergreen Omega ...................   _______%   (730)   _______%
EQ/Janus Large Cap Growth ............   _______%   (803)   _______%
EQ/Marsico Focus+ ....................   _______%   (033)   _______%
EQ/Aggressive Stock ..................   _______%   (710)   _______%
EQ/MFS Emerging Growth Companies .....   _______%   (723)   _______%
AXA Premier VIP Health Care+ .........   _______%   (373)   _______%
AXA Premier VIP Technology+ ..........   _______%   (380)   _______%
EQ/Alliance Technology ...............   _______%   (783)   _______%
--------------------------------------------------------------------------------
DOMESTIC EQUITY
SMALL/MID COMPANY STOCKS
--------------------------------------------------------------------------------
EQ/FI Mid Cap ........................   _______%   (802)   _______%
EQ/AXP Strategy Aggressive ...........   _______%   (801)   _______%
EQ/FI Small/Mid Cap Value ............   _______%   (729)   _______%
AXA Premier VIP Small/Mid Cap Value+ .   _______%   (379)   _______%
EQ/Small Company Index ...............   _______%   (719)   _______%
EQ/Lazard Small Cap Value ............   _______%   (482)   _______%
AXA Premier VIP Small/Mid Cap Growth+    _______%   (378)   _______%
EQ/Alliance Small Cap Growth .........   _______%   (715)   _______%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
EQ/Alliance Global ...................   _______%   (709)   _______%
EQ/International Equity Index ........   _______%   (718)   _______%
AXA Premier VIP International Equity+    _______%   (374)   _______%
EQ/T. Rowe Price International Stock .   _______%   (728)   _______%
EQ/Capital Guardian International ....   _______%   (480)   _______%
EQ/Alliance International ............   _______%   (713)   _______%
EQ/Putnam International Equity .......   _______%   (483)   _______%
EQ/Emerging Markets Equity ...........   _______%   (726)   _______%
--------------------------------------------------------------------------------
                           SUBTOTAL (3)         %               100%
                                         _______%           _______
FIXED MATURITY OPTIONS
 SUBTOTAL(1)........................(1)  _______%
GUARANTEED INTEREST ACCOUNT
SUBTOTAL(2).........................(2)  _______%
VARIABLE INVESTMENT OPTIONS
SUBTOTAL(3).........................(3)  _______%
                                  TOTAL      100%
                                         _______

TOTAL OF ALL IMMEDIATE ALLOCATIONS TO INVESTMENT OPTIONS (SUBTOTAL(1) + SUBTOTAL
(2) + SUBTOTAL (3)) MUST EQUAL 100%. WHEN SPECIAL DOLLAR COST AVERAGING IS CHOSEN, SPECIAL DOLLAR COST AVERAGING COLUMN MUST EQUAL 100%.

                                                       +Subject to availability.
--------------------------------------------------------------------------------
2002 App 01                                                  Accumulator page 3
                                                        New 4/1 Series (01/2002)

         MUST COMPLETE ALL SECTIONS AND OPTIONAL SECTIONS, IF ELECTED.
                            PLEASE PRINT THROUGHOUT.
--------------------------------------------------------------------
OPTIONAL 12. Systematic withdrawals

(NQ and IRA certificates/contracts.) For IRA certificates/contracts, available only if you are age 59 1/2 to 70 1/2. Other withdrawal options are available for IRA and Rollover TSA certificates/contracts.

FREQUENCY: [] Monthly                 [] Quarterly                [] Annually
           (Max 1.2% of               (Max 3.6% of                (Max 15% of
           Account Value)             Account Value)              Account Value)

START DATE*: ___________              (Month, Day)
AMOUNT OF WITHDRAWAL: $ ______________or__________________ % (Minimum $250.00)
WITHHOLDING ELECTION INFORMATION (Please read application instructions.)
We will automatically withhold 10% Federal income tax unless otherwise instructed.
[] I do not want to have Federal income tax withheld.
   (U.S. residence address and Social Security No./TIN required)
* You must wait at least 28 days after your contract issue date before systematic withdrawals can begin. They cannot be made later than the 28th day of a month.

--------------------------------------------------------------------------------
OPTIONAL 13. Fund rebalancing

THIS OPTION IS NOT AVAILABLE IF YOU HAVE ELECTED EITHER OF THE
DOLLAR COST AVERAGING PROGRAMS.

Your account value in the variable investment options will be rebalanced quarterly, semi-annually, or annually on a contract year basis according to the percentages indicated in Section 11. Rebalancing will be on the same day of the month as the contract date.

SELECT REBALANCING FREQUENCY: (Choose one)

[] Quarterly [] Semi-Annually [] Annually

Any changes to this program must be made in writing. Additional Variable Investment Option transfers you may make will not modify or cancel this program.

See instructions for additional information.

--------------------------------------------------------------------
 OPTIONAL   14. Automatic investment program
--------------------------------------------------------------------

(NQ, Flexible Premium IRA and Flexible Premium Roth IRA certificates/contracts.) YOU MUST ATTACH A VOID CHECK (not a deposit slip) and complete the following information. See instructions for additional information.

A. Amount to be allocated to the investment options (as indicated in section 11 "A," unless otherwise specified in section 15 "Special instructions").
    $____________________   [] Monthly     [] Quarterly

B.  Day of the month: ______________ (no later than the 28th)

C. The amount indicated above will be deducted from the following bank/financial institution account (check one)

    [] Bank Checking [] Bank Money Market [] Credit Union Checking

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Account Name
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Account Number
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Routing Number
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Bank/Financial Institution
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Bank/Financial Institution Address (Street)
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City                                 State              ZIP Code
--------------------------------------------------------------------
15. Special instructions       PLEASE PRINT
ATTACH A SEPARATE SHEET IF ADDITIONAL SPACE IS NEEDED.

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2002 App 01                                                 Accumulator page 4
                                                        New 4/1 Series (01/2002)

         MUST COMPLETE ALL SECTIONS AND OPTIONAL SECTIONS, IF ELECTED.
                            PLEASE PRINT THROUGHOUT.

--------------------------------------------------------------------------------
  16. Agreement

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no financial professional has the authority to make or modify any certificate/contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the account value attributable to allocations to the variable investment options and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that my market adjusted amount may increase or decrease in accordance with a market value adjustment until the expiration date. IF I HAVE ELECTED THE LIVING BENEFIT RIDER, I UNDERSTAND THAT (1) THE INTEREST RATE USED FOR THE LIVING BENEFIT RIDER DOES NOT REPRESENT A GUARANTEE OF MY ACCOUNT VALUE OR CASH VALUE, AND (2) IF I SUBSEQUENTLY EXERCISE THE LIVING BENEFIT RIDER GUARANTEED MINIMUM INCOME BENEFIT, IT MUST BE IN THE FORM OF A LIFETIME INCOME. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change made to the benefits applied for, or to the age at issue, must be agreed to in writing on an amendment. I understand that Credits will be allocated to my Account Value based on the Expected First Year Contribution Amount and that, if actual first year total Contributions are less than the amount needed to qualify for such Credits, any excess Credits will be deducted from my Account Value.

ARKANSAS/KENTUCKY/NEW MEXICO: Any person who knowingly and with intent to defraud any insurance company or other person files an enrollment form/application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a contract owner or claimant for the purpose of defrauding or attempting to defraud the contract owner or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA: Any person who knowingly and with intent to injure, defraud or deceive an insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree. Equitable Life is a subsidiary of AXA Financial, Inc. AXA is the sole share-holder of AXA Financial, Inc. Neither AXA Financial, Inc. nor AXA has any responsibility for the insurance obligations of Equitable Life. DISTRICT OF COLUMBIA/LOUISIANA/MAINE/TENNESSEE: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or a denial of insurance benefits.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an enrollment form/application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

ALL OTHER STATES: Any person who knowingly and with intent to defraud any insurance company files an enrollment form/application or statement of claim containing any materially false, misleading or incomplete information is guilty of a crime which may be punishable under state or Federal law.

X
--------------------------------------------------------------------------------
Proposed Annuitant's Signature       Signed at: City, State          Date

X
--------------------------------------------------------------------------------
Proposed Owner's Signature
 (if other than annuitant)           Signed at: City, State          Date

X
--------------------------------------------------------------------------------
Proposed Joint Owner's Signature
 (if other than annuitant)           Signed at: City, State          Date

--------------------------------------------------------------------------------
financial professional section       MANDATORY
--------------------------------------------------------------------------------

1. DO YOU HAVE REASON TO BELIEVE THAT ANY EXISTING LIFE INSURANCE OR ANNUITY HAS BEEN OR WILL BE SURRENDERED, WITHDRAWN FROM, LOANED AGAINST, CHANGED OR OTHERWISE REDUCED in VALUE, OR REPLACED IN CONNECTION WITH THIS TRANSACTION, ASSUMING THE CERTIFICATE/CONTRACT APPLIED FOR WILL BE ISSUED ON THE LIFE OF THE ANNUITANT? [] YES [] NO

2.  DID YOU DELIVER THE FAMILY OF ANNUITIES BROCHURE TO THE CUSTOMER? o Yes o No

------------------------------------------
Financial Professional Signature
------------------------------------------
X
------------------------------------------
Agency Location      Agency Code


------------------------------------------
Financial Professional Signature
X
------------------------------------------
Agency Location      Agency Code

------------------------------------------
Florida License ID#


---------------------------------------------------
      Print Name & No. of Financial Professional
---------------------------------------------------

---------------------------------------------------
      Client Account No.


---------------------------------------------------
      Print Name & No. of Financial Professional

---------------------------------------------------
      Client Account No.




---------------------------------------------
    Phone No.
---------------------------------------------

---------------------------------------------
    Financial Professional Soc. Sec. No./TIN
    -----------------------------------------
    E-Mail Address
---------------------------------------------
    Phone No.

---------------------------------------------
    Financial Professional Soc. Sec. No./TIN

    -----------------------------------------
    E-Mail Address


--------------------------------------------------------------------------------
FOR FINANCIAL PROFESSIONAL USE ONLY. Contact your home office for program information.
[] Option 1. [] Option 2.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2002 App 01                                                  Accumulator page 5
                                                        New 4/1 Series (01/2002)